Invesco-SUMSUP-2 073112
Summary Prospectus Supplement dated July 31, 2012
The purpose of this supplement is to provide you with changes to the current Summary Prospectuses for Institutional Class shares of the Funds listed below:
Invesco Global Opportunities Fund
Invesco Select Opportunities Fund
Effective September 24, 2012, Institutional Class shares are renamed Class R5 shares and all references in the Prospectuses to Institutional Class shares are hereby deleted and replaced with Class R5 shares.